DISTRIBUTOR AGREEMENT

BETWEEN

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

AND

EGC International Corp

TABLE OF CONTENTS

1.

TERM

3

2.

APPOINTMENT

4

3.

MUTUAL OBLIGATIONS

4

4.

DISTRIBUTOR’S OBLIGATIONS

4

5.

DISTRIBUTOR’S REPRESENTATIONS AND WARRANTIES

7

6.

GDTI’S OBLIGATIONS

8

7.

PRICE TERMS

9

8.

ORDERING PROCEDURE, PAYMENT TERMS, DELIVERY

9

9.

TITLE AND SHIPPING

12

10.

PRODUCT SPECIFICATION CHANGES

13

11.

SOFTWARE LICENSE

13

12.

INTELLECTUAL AND INDUSTRIAL PROPERTY RIGHTS

13

13.

PATENT, COPYRIGHT AND TRADE SECRET INFRINGEMENT

14

14.

PRODUCT WARRANTY

15

15.

DISCLAIMER OF EMPLOYMENT RELATIONSHIP

16

16.

NO ASSIGNMENT

16

17.

TERMINATION

16

18.

EFFECT OF TERMINATION

17

19.

FORCE MAJEURE

17

20.

MISCELLANEOUS

17

21.

DEFINITIONS

19

22.

SCHEDULE A……………………………………………………………………22

23.

SCHEDULE B……………………………………………………………………28

24.

SCHEDULE C……………………………………………………………………29

25.

SCHEDULE D……………………………………………………………………30

26.

SCHEDULE E……………………………………………………………………31

27.

SCHEDULE F

DISTRIBUTOR AGREEMENT

THIS DISTRIBUTOR AGREEMENT (this “Agreement”) is made effective the 30th day of March, 2005 (the “Effective Date”)

B E T W E E N:

Guardian Technologies International, Inc., a corporation organized and existing under the laws of the state of Delaware (hereinafter called "GDTI"),

and

EGC International Corp, a corporation organized and existing under the laws of the state of Florida (hereinafter called "Distributor").

WHEREAS GDTI has developed and owns the Intelligent Imaging Informatics (3i) suite of software, the source code and object code relating thereto, as well as considerable know-how and expertise relating thereto.

WHEREAS GDTI and Distributor desire that Distributor be appointed to actively promote the licensing and distribution of the GDTI products listed in Schedule A attached hereto and any updates, upgrades or new releases or versions thereof (the "Products") and to provide support to licensees of the Products.

NOW THEREFORE, in consideration of the mutual premises and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and agree as follows:

1.

TERM

This Agreement shall remain in effect for a period of three years from the Effective Date.  It shall be automatically renewed thereafter for successive one year periods, unless terminated in accordance with a provision contained herein, or unless either party gives written notice to the other of its intention to terminate or re-negotiate the Agreement no less than one hundred and twenty (120) days prior to the end of the then-current period, in which case this Agreement shall terminate at the end of its then-current period unless the parties subsequently amend the Agreement to provide for an extension of the term.

2.

APPOINTMENT

A.

Subject to all of the terms and conditions of this Agreement, GDTI hereby appoints Distributor as distributor of the Products in the territory defined in Schedule B attached hereto (the "Authorized Area").  Distributor shall license and distribute the Products to end users intending to use the Products in the Authorized Area.  Distributor shall have the exclusive right (except as specified in Section 20.A) to license and distribute the Products in territories designated “exclusive” in Schedule B.  Distributor shall have the non-exclusive right to license and distribute the Products, and GDTI may grant rights to third parties to license and distribute the Products or may license or distribute the Products directly, in other territories defined in Schedule B.

B.

Due to the need to maintain high standards for support of the Products, Distributor agrees not to (i) license, distribute or support the Products anywhere outside the Authorized Area or (ii) knowingly license or distribute the Products, directly or indirectly through one or more intermediaries, to end users who intend to use the Products outside the Authorized Area, in each case without the prior written consent of GDTI, which may be withheld in GDTI’s sole discretion.  Before giving such consent, GDTI reserves the right to require Distributor to provide such information as GDTI requires in order to determine Distributor's ability to adequately license, distribute and support the Products outside the Authorized Area

C.

Unauthorized shipment, licensing or distribution by Distributor of Products outside the Authorized Area will invalidate the warranty set forth in Section 14 and shall give GDTI the right to terminate this Agreement immediately upon notice to Distributor.

3.

MUTUAL OBLIGATIONS

In performing its duties under this Agreement, GDTI and Distributor, respectively, will:

A

Not do anything that would tend to discredit, dishonor, reflect adversely or unfavorably upon, or in any manner injure the reputation of, the other;

B.

Endeavor to promote the licensing and distribution of the Products by providing leads to each other, as applicable;

C.

At all times adhere to the highest standards of ethics in conducting its activities hereunder;

D.  At each party’s sole expense, comply with good business practices; and

E.

At each party’s own expense, comply with the provisions of all federal, state and local laws, regulations, ordinances, requirements and codes that are applicable to or in connection with the performance of its duties and obligations hereunder.

4.

DISTRIBUTOR'S OBLIGATIONS

4.1

Distributor agrees:

A.

To use its best efforts to effectively market the Products;

B.

To maintain an adequate inventory of the Products to ensure rapid customer delivery.

C.

To make the minimum annual payments to GDTI specified in Schedule C.

D.

To promote the licensing and distribution of the Products through regular contact with customers in the Authorized Area.

E.

To keep Distributor's customers in the Authorized Area advised of new GDTI products, as may be advised by GDTI from time to time and to distribute promptly to its customers any updates, upgrades, patches or revisions to the Products provided by GDTI.

F.

To cooperate with and assist in advertising and sales campaigns instituted by GDTI for the Products in the Authorized Area. This applies only in Authorized Area coverage. Distributor will develop promotional materials and make copies available at no charge to GDTI, subject to GDTI’s prior approval of any such materials.  GDTI may use, reproduce, distribute, publish, display and make derivative works of such materials as it sees fit.

G.

To provide, at its sole expense, an effective means of demonstrating the capabilities of the Products to potential and existing customers. To distribute to its customers technical material related to the Products, provided that all such material not provided directly by GDTI must be approved in writing by GDTI prior to distribution.  Such approval will not be unreasonably denied or delayed.  To request approval pursuant to this subsection, Distributor shall send copies of such material and a request for approval to the attention of GDTI President at the address specified in paragraph 20H.

H.

To conduct advertising and sales campaigns with respect to the Products using all kinds of promotional material including, but not limited to, press releases, exhibition panels, show boards and catalogues. Distributor agrees to refrain from making any claim, representation or warranty concerning the Products in excess of those made by GDTI, and shall not create any cartons, packaging or labels for the Products without GDTI's prior written approval of such cartons, packaging or labels.  GDTI shall have the continuing right to inspect and review Distributor's advertising and sales material, and packaging, and to disapprove it or require such modification as GDTI deems advisable.  In the event GDTI exercises its approval rights hereunder, Distributor, upon written notice, shall modify such material and/or packaging to comply with GDTI's instructions.  Distributor shall display the Products at those trade shows at which it exhibits any other products.

I.

To prominently display on all advertisements and sales material related to the Products, current GDTI trademarks and logos supplied or approved by GDTI.  All goodwill arising from such display of GDTI trademarks shall accrue to GDTI.

J.

Within 30 days following the end of each calendar quarter during the term of this Agreement, to furnish to GDTI a certified statement for such calendar quarter disclosing (i) the volume of each Product licensed and the types of license under which the Product was licensed, (ii) the gross revenue received by Distributor from licensing and distributing each Product and performing the Support Services during such calendar quarter, and (iii) the amount payable to GDTI with respect to the licensing and distribution of each Product and the performance of Support Services, in each case during such calendar quarter.  Concurrently with the delivery of such a statement, Distributor shall pay GDTI any amounts payable to GDTI with respect to such calendar quarter not previously paid to GDTI.

K.

To provide to GDTI within the 60 days following the Effective Date, a forecast of licensing and distribution by Product for the initial twelve (12) month period following the

Effective Date, at the address specified in paragraph 20H. Monthly rolling forecasts of licensing and distribution by Product will be provided by Distributor thereafter every quarter.

L.

To assign an individual who will act as account coordination manager for GDTI and the Products.  This individual will assist GDTI and its representatives in the creation and dissemination of all necessary reports, policies and procedures in the fulfillment of this Agreement.

M.

To extend to customers any express warranty given by GDTI to Distributor relating to the Products.  Distributor itself may not provide any additional warranties relating to the Products for or on behalf of GDTI to customers.

N.

To use its best efforts to enforce or to assist GDTI in enforcing the terms and conditions of sub distributor agreements and end user license agreements.

O.

To provide support services to end users other than Tier 3 Support Services (as defined below), including on-site installation of the Products, the training of end users in the use of the Products, and the provision of technical assistance in the use and operation of the Products by telephone twenty-four (24) hours per day, seven days per week, three hundred sixty-five (365) days per year (collectively, the “Support Services”).

P.

Not to license, sell, lease, rent, license, sublicense or otherwise distribute in the Authorized Area any product that performs functions substantially similar to those performed by any GDTI Product.

4.2

Distributor acknowledges that GDTI may disclose to Distributor information, data, programming, systems, technical information, designs, ideas, data formats and files, plans, lists of customer and potential or prospective customers, specifications, formulas, drawings, sketches, prototypes, tools, samples, reports and notes, operating instructions, source code and similar information, whether of a technical, engineering, operating design or economic nature, forming part of or relating to the Products or otherwise relating to the subject matter of this Agreement, all of which Distributor agrees are confidential and proprietary to GDTI (collectively, the “Licensor Confidential Information”). Distributor hereby acknowledges and agrees that:

A.

The Licensor Confidential Information has been disclosed to it solely and exclusively for the purposes contemplated herein; and

B.

GDTI shall be materially injured by reason of any breach by Distributor of the provisions of this Section 4.2, and GDTI shall be entitled to injunctive relief to restrain any such breach or anticipated breach hereof and to specifically enforce the provisions hereof.  Distributor further acknowledges that the foregoing rights and remedies of GDTI are in addition to the rights and remedies otherwise available to GDTI in equity or at law.

C.

Distributor hereby covenants and agrees that it (i) shall treat the Licensor Confidential Information as strictly confidential, (ii) shall not disclose the Licensor Confidential Information to any third party except for its employees and independent contractors who need to know the Licensor Confidential Information in order to fulfill the obligations of

Distributor under this Agreement, and (iii) shall make use of same solely and exclusively for the purpose of fulfilling the obligations of Distributor hereunder. Without in any way limiting the generality of the foregoing, Distributor hereby undertakes that it shall not use, provide, furnish, disclose or permit the use, provision, furnishing or disclosure of any part of the Licensor Confidential Information except for the purposes expressly permitted hereunder.

5.

DISTRIBUTOR'S REPRESENTATIONS AND WARRANTIES

Distributor represents and warrants that:

A.

Distributor is a corporation duly incorporated, organized and validly existing in good standing under the laws of its jurisdiction of incorporation;

B.

Distributor has all necessary power, authority and capacity to enter into this Agreement and consummate the transactions contemplated hereby.  Neither the execution and delivery of this Agreement nor the performance of the transactions contemplated hereby will, with or without the giving of notice and/or the passage of time, or both, (i) conflict with, or constitute a default under, any applicable law in respect of Distributor, or require any action, consent, approval or authorization of, or any declaration, filing or registration with or notification to, any person, government agency or entity or any action, consent, approval or authorization under applicable law, (ii) result in the loss of any right under, conflict with or constitute a default under, or accelerate the date of performance of, any covenant, obligation or agreement to which GDTI may be a party or by which Distributor or any of its assets, rights or properties may be bound or (iii) conflict with or constitute a default under any of the charter documents or by-laws of Distributor. This Agreement constitutes a valid and binding obligation of Distributor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar laws relating to or affecting the enforcement of creditors' rights generally, and principles of equity.

C.

Distributor and its affiliates are not involved in any litigation which would materially affect Distributor's performance under this Agreement, excepting those matters previously disclosed to GDTI by Distributor in writing.

D.

Distributor shall maintain a high degree of financial integrity, service excellence and ethical conduct in its relations with end users of the Products.

6.

GDTI'S OBLIGATIONS

A.

GDTI agrees to license and deliver to Distributor the Products ordered by Distributor and any associated documentation to the extent that GDTI may accept Distributor's purchase orders in accordance with the terms of this Agreement.  GDTI reserves the right to add or delete Products from Schedule A, provided, however, that if GDTI intends to delete a Product from Schedule A it shall provide Distributor with ninety (90) days written notice of such action.  GDTI agrees that any Product cancellation from the current Schedule A shall be replaced by product or sub product of equal or greater functionality than the Product being canceled.

B.

Sales literature will be offered on a no charge basis in such quantities as GDTI deems advisable.  Product information such as, but not limited to, system documentation and other material related to the Products will be available at GDTI's then-current list price, subject to change with ninety (90) days written notice.  GDTI agrees to provide price protection to the Distributor on all valid signed contracts in which Products have not been delivered and would be affected by proposed price change. All sales literature will be offered by GDTI in the applicable country language (Spanish or Portuguese). GDTI agrees to provide the first copy of all product information, system documentation and other material related to the Products for each country within the Authorized Area at no cost to the Distributor.

C.

GDTI and its affiliates are not involved in any litigation which would materially affect GDTI’s performance under this Agreement, excepting those matters previously disclosed to Distributor by GDTI in writing.

D.

GDTI agrees to provide Distributor with current samples of GDTI's trademarks and logos for use, where appropriate and subject to the terms and conditions of this Agreement, by Distributor in Distributor's advertising and sales material related to the Products.

E.

GDTI agrees to provide Distributor with a reasonably sufficient supply of Products to assist Distributor in its sales efforts.  Should a sufficient supply of Products not be available, and the failure to provide the Products inhibits sales by the Distributor, Distributor shall have the right to reset the start date of the first year’s revenue guarantee.

F.

GDTI agrees to support Distributor at local trade shows with additional Product literature and support personnel as is mutually agreed to by GDTI and Distributor.

G.

All sales leads from GDTI advertising and sales programs will be provided to Distributor for the exclusive territories covered in Schedule B of this Agreement.

H.

GDTI agrees to maintain the confidentiality of customer information provided to it by Distributor.

I.

GDTI agrees to provide Tier 3 Support Services to Distributor between the hours of 9 a.m. and 5 p.m. Eastern time on weekdays other than standard U.S. holidays.  “Tier 3 Support Services” shall mean the provision of commercially reasonable efforts to assist Distributor with the substantial failure of any Product to operate as a result of defective coding or other defects in the Product.

J.

GDTI agrees to complete the development within one hundred and eighty (180) days of PinPoint for small scale use in office buildings, terminals, and other low volume areas.  Deployment of PinPoint on these smaller scanner machines will require that the scanners be able to produce a minimum image quality and possess the necessary intelligence to communicate with PinPoint.

7.

PRICE TERMS

A.

Distributor will pay GDTI an amount for each Product ordered by Distributor and delivered by GDTI equal to GDTI's then-current applicable list price for the type of license under which such Product is licensed.  The initial list prices for Products are set forth in Schedule A.  In addition to the foregoing, Distributor shall pay GDTI an amount equal to twenty percent (20%) of all fees for Support Services received by Distributor in each calendar month, such payment to be made to GDTI within thirty (30) days after the end of such calendar month.

B.

GDTI has the right to change the applicable list price for any Product at any time provided that GDTI notifies Distributor in writing ninety (90) days prior to the effective date of such change.

C.

All prices are FCA GDTI shipping point (Incoterms 1990).  Freight will be collect and shown separately.  The price payable by Distributor shall be the price in effect as of the date of acceptance of the purchase order.

8.

ORDERING PROCEDURE, PAYMENT TERMS, DELIVERY

A.

Distributor shall order the Products by delivery to GDTI of a written purchase order.  Each purchase order shall include the quantity of Product, the type of license under which such Product will be licensed to an end user, a requested ship date for each item, the method of shipment (which shall be mutually agreeable to the parties) and the location to which the Product should be shipped.

B.

In the event Distributor is in default of any obligation under this Agreement, GDTI need not accept any purchase order issued by Distributor and will not be liable to Distributor or to any other person if it decides not to accept a purchase order as a result of such default or for products not covered under Schedule A of this Agreement.

C.

GDTI will use its commercially reasonable efforts to meet the requested ship date in Distributor's purchase order but will not be liable to Distributor or to any other person if it fails to meet the requested ship date.  Orders without requested ship date will be processed for shipment within five business days.

D.

GDTI has the right to reject a purchase order or part thereof for late payment of invoices, or failure to provide adequate assurances of Distributor's ability to make the required payments in a timely fashion or to meet its other obligations under this Agreement.

E.

GDTI will invoice Distributor for Products shipped at the time of shipment or after shipment.  Distributor shall pay to GDTI the applicable price for any item within thirty (30) days after delivery to Distributor of the invoice for such item.  In the event that Distributor fails to make any payments required hereunder on a timely basis, GDTI may require that payment of subsequent invoices be made by certified check made payable to "Guardian Technologies International, Inc." or by bank wire transfer to a bank account specified by GDTI, or as otherwise determined by GDTI.  Late payment charges shall be the lesser of two percent (2%) per month (24% per annum) or the highest rate allowable under applicable law.  All payments made under this Agreement shall be in U.S. dollars.

F.

Minimum Annual Payments.

(i)

In the event that the aggregate amount actually paid by Distributor to GDTI under this Agreement with respect to the licensing and distribution of the Products and performance of the Support Services during the twelve (12) month period commencing six (6) months from the Effective Date (“Year 1,” and such aggregate amount, the “Year 1 Actual Payment”) is less than the minimum annual payment for Year 1 shown on Schedule C (the “Year 1 Minimum Payment”), Distributor shall pay GDTI a 10% penalty on the balance not achieved in “Year 1” and the balance of the “Year 1 Minimum Payment” not achieved will be additive to the next subsequent year and the amount by which the Year 1 Minimum Payment exceeds the Year 1 Actual Payment, such payment to be made to GDTI within forty-five (45) days after the end of Year 1.

(ii)

In the event that the aggregate amount actually paid by Distributor to GDTI under this Agreement with respect to the licensing and distribution of the Products and performance of the Support Services during the twelve (12) month period immediately following Year 1 (“Year 2,” and such aggregate amount, the “Year 2 Actual Payment”) is less than the minimum annual payment for Year 2 shown on

Schedule C (the “Year 2 Minimum Payment”), Distributor shall pay GDTI a 10% penalty on the balance not achieved in “Year 2” and the balance of the “Year 2 Minimum Payment” not achieved will be additive to the next subsequent year and the amount by which the Year 2 Minimum Payment exceeds the Year 2 Actual Payment, such payment to be made to GDTI within forty-five (45) days after the end of Year 2.

(iii)

In the event that the aggregate amount actually paid by Distributor to GDTI under this Agreement with respect to the licensing and distribution of the Products and performance of the Support Services during any twelve (12) month period after Year 2 (each such period, a “Subsequent Year,” and such aggregate amount, the “Subsequent Year Actual Payment”) is less than the minimum annual payment for each Subsequent Year shown on Schedule C (the “Subsequent Year Minimum Payment”), Distributor shall pay GDTI a 10% penalty on the balance not achieved in “Subsequent Year” and the balance of the “Subsequent Year Minimum Payment” not achieved will be additive to the next subsequent year if the agreement is mutually extended and the amount by which the Subsequent Year Minimum Payment exceeds the Subsequent Year Actual Payment for the applicable Subsequent Year, such payment to be made to GDTI within forty-five (45) days after the end of the applicable Subsequent Year.

(iv)

In the event that Distributor grants a Rental License to an end user pursuant to this Agreement, then, upon the payment to GDTI of the initial monthly payment with respect to such Rental License, (i) Distributor shall be deemed to have paid GDTI the aggregate license fees for the initial three (3) year term of such Rental License solely for the purpose of determining whether Distributor has paid GDTI the applicable minimum annual payment under this Section 8.F with respect to the twelve (12) month period in which Distributor grants the Rental License to the end user, and (ii) in each subsequent twelve (12) month period, the actual payments made by Distributor to GDTI with respect to such Rental License shall not be considered in determining whether Distributor has paid GDTI the applicable minimum annual payment under this Section 8.F with respect to such twelve (12) month period.  Nothing in this paragraph shall relieve Distributor of its obligation to pay GDTI the monthly fee set forth in Exhibit A with respect to such Rental License.  If the Distributor fails to pay GDTI any amount payable to GDTI with respect to a Rental License during the initial three (3) year term, whether as a result of the termination of the Rental License or for any other reason, the minimum annual payment for the year in which such default occurs shall be increased by an amount equal to the aggregate license fees payable for the balance of the initial three (3) year term.

(v)

In the event that Distributor grants a Lease-to-Ownership License to an end user pursuant to this Agreement, then, upon the payment to GDTI of the initial monthly payment with respect to such Lease-to-Ownership License, (i) Distributor shall be deemed to have paid GDTI the aggregate license fees for the four (4) year term of such Lease-to-Ownership License solely for the purpose of determining whether Distributor has paid GDTI the applicable minimum annual payment under this

Section 8.F with respect to the twelve (12) month period in which Distributor grants the Lease-to-Ownership License to the end user, and (ii) in each subsequent twelve (12) month period, the actual payments made by Distributor to GDTI with respect to such Lease-to-Ownership License shall not be considered in determining whether Distributor has paid GDTI the applicable minimum annual payment under this Section 8.F with respect to such twelve (12) month period.  Nothing in this paragraph shall relieve Distributor of its obligation to pay GDTI the monthly fee set forth in Exhibit A with respect to such Lease-to-Ownership License.  If the Distributor fails to pay GDTI any amount payable to GDTI with respect to a Lease-to-Ownership License during the four (4) year term, whether as a result of the termination of the Lease-to-Ownership License or for any other reason, the minimum annual payment for the year in which such default occurs shall be increased by an amount equal to the aggregate license fees payable for the balance of the four (4) year term.

(vii)

In the event that this Agreement is terminated for any reason other than at the end of Year 1, Year 2 or a Subsequent Year, Distributor shall pay GDTI the amount by which the minimum payment applicable to the twelve (12) month period during which this Agreement was terminated (pro rated for the period between the commencement of such period and the date of termination of this Agreement) exceeds the aggregate amount actually paid by Distributor to GDTI under this Agreement with respect to the licensing and distribution of the Products and performance of the Support Services between the commencement of such period and the date of termination of this Agreement.

G.

In the event that the amount actually paid by Distributor to GDTI with respect to the licensing and distribution of a particular Product (either PinPoint 3i Engine or FlowPoint) in the Authorized Area in any twelve (12) month period is less than twenty percent (20%) of the total amount actually paid by Distributor to GDTI with respect to the marketing, distribution, licensing and sublicensing of all Products in the Authorized Area during such twelve (12) month period, Distributor’s exclusive right to market, distribute, license and sublicense such Product in the Authorized Area, or any part thereof, shall terminate automatically as of the end of such twelve (12) month period, and shall be converted automatically into a non-exclusive right to license, distribute and support such Product in the Authorized Area.

H.

GDTI, through its employees or designated agents, shall have the right, upon five (5) business days’ prior notice, to conduct a review of Distributor’s books and records relating to the licensing and distribution of the Products and performance of the Support Services at GDTI’s expense.  Distributor shall grant GDTI access to such books and records.  If the results of such a review disclose a deficiency in aggregate payments due from Distributor to GDTI with respect to any twelve (12) month period in excess of five percent (5%) of the amounts actually paid during such period, then the cost of such review shall be paid by Distributor.

9.

TITLE AND SHIPPING

A.

Title for execution of software without encumbrances and risk of loss to the media on which the Products are stored shall pass to Distributor upon delivery of the Products to the destination of the Distributor as delineated in the purchase order.

B.

For purchase orders placed and accepted pursuant to this Agreement, GDTI shall ship FCA GDTI shipping point to Distributor's specified location.  GDTI shall solely determine the best way shipments, routing and common carrier is utilized.  If the parties agree on electronic delivery of Products, GDTI shall deliver Products electronically.

10.

PRODUCT SPECIFICATION CHANGES

GDTI has the right to make any changes to any of the Products as it deems necessary or desirable without notice to Distributor.

11.

SOFTWARE LICENSE

Subject to all of the terms and conditions of this Agreement, Distributor is hereby granted a non-exclusive (except as otherwise provided in this Agreement), nontransferable license to market, distribute, license and sublicense the Products to end users in the Authorized Area.  Distributor agrees that all such Products shall be treated as the exclusive property of GDTI, as appropriate, and as a proprietary and trade secret of GDTI as appropriate.

Distributor may engage affiliates and other sub distributors to market, distribute, license and sublicense the Products in the Authorized Area according to the terms and conditions of this Agreement, provided that Distributor shall (i) notify GDTI in advance of any such engagement and obtain GDTI’s prior consent to any such engagement, such consent not to be unreasonably withheld, (ii) enter into a sub distribution agreement substantially similar to this Agreement (and in no event less protective of the Intellectual Property Rights of GDTI than this Agreement) with each such sub distributor and provide a copy of such agreement to GDTI, and (iii) shall enforce the terms of such agreement against the applicable sub distributor.  Distributor shall enter into, or shall cause the applicable sub distributor to enter into, an end user license agreement with each end user substantially similar to GDTI's Standard End User License Agreement attached hereto as Schedule E.  Distributor shall have the right to sub-license GDTI's software to its customers on the terms provided above only, and shall be wholly liable to GDTI for all damages arising as a result of a breach of this Section 11 and for all damages, losses or expenses (including reasonable attorneys’ fees) incurred by GDTI as a result of any action or omission of a sub distributor.

12.

INTELLECTUAL AND INDUSTRIAL PROPERTY RIGHTS

A.

Distributor acknowledges that GDTI has developed and uses valuable technical and non-technical information, patents, trade secrets, copyrights and the like (collectively, “Intellectual Property Rights”) in the Products licensed and distributed under this Agreement, and that, as between the parties, GDTI owns and shall retain all Intellectual Property Rights in the Products other than the limited license granted to Distributor under this Agreement.  Distributor warrants that neither it nor any of its employees will convert to their own use or to the use of any other party any industrial secrets, trade secrets, patent, manufacturing or other process, copyright or the like owned by GDTI and obtained by Distributor and its personnel by reason of this Agreement or otherwise.

B.

Title to the source code and object code forms of the software incorporated in the Products remains with GDTI, and such source code and object code are a trade secret and the proprietary property of GDTI.

C.

Distributor recognizes and acknowledges the great value of the goodwill associated with the name and trademarks of GDTI and the identification of the Products therewith.  Distributor will use its best efforts not to obscure, effect or permit the removal or alteration of any patent numbers, trade names or marks, warning labels, serial numbers, or the like affixed to any Product or package.

D.

In no event will Distributor de-compile, modify, disassemble, reproduce or otherwise reverse engineer any Products or reproduce the manuals and other documentation accompanying the Products.

E.

All modifications to the Products will be the sole property of GDTI. Any modifications to the Products made at the request of Distributor or any customers of Distributor will remain the sole property of GDTI.

13.

PATENT, COPYRIGHT AND TRADE SECRET INFRINGEMENT

A.

GDTI shall indemnify, defend, and otherwise hold Distributor harmless from all costs, losses, damages or liability (excluding any consequential, incidental and punitive damages) arising from any judgment awarded against Distributor, to the extent that such judgment is based on a finding that the Products furnished by GDTI under this Agreement infringe any United States patent, copyright or trade secret.  GDTI shall defend any suit alleging such infringement which is brought against Distributor or any of its customers, and shall pay all reasonable legal costs and expenses incurred and satisfy all judgments and decrees against Distributor, provided that Distributor notifies GDTI within ten (10) business days of the date any such claim becomes known to Distributor and Distributor provides such assistance and cooperation to GDTI as is reasonably requested.  GDTI shall have no liability under this Section 13.A with respect to any infringement claim based upon (i) any Product that has been modified by anyone other than GDTI; (ii) use of other than the then-current release of the Product, if infringement could have been avoided by use of the then-current release and such current release has been made available to Distributor or the applicable end user; (iii) use of the Product with other software or hardware, where use with such other software or hardware gave rise to the infringement claim; (iv) use of any

Product in a manner inconsistent with its documentation or where such use breaches this Agreement.

B.

In the event Distributor or its customers are enjoined from their use of the Products due to a proceeding based upon the infringement of any United States patent, copyright or trade secret, GDTI shall, in its sole discretion:

i)

Promptly render the product non-infringing and capable of operating as intended, or

ii)

Procure for Distributor or the applicable customer the right to continue using the Product, or

iii)

Replace the Product with a non-infringing product, or

iv)

Remove the Product and refund the fees paid and transportation costs incurred by Distributor or the applicable customer.

C.

The foregoing constitutes the entire liability of GDTI with respect to infringement of patents, copyrights and trade secrets for Products licensed pursuant to this Agreement.  Such liability does not include consequential, incidental and punitive damages, including, but not limited to, loss of profits or damage to business or business relations.

14.

PRODUCT WARRANTY

A.

GDTI warrants that the media on which the Products are delivered to Distributor will be free from defects in material and workmanship for a period of ninety (90) days from date of shipment.  GDTI does not warrant and shall not be responsible for damage or malfunctions of its Products that are caused by use of the Products other than in accordance with the applicable documentation or by integration with or use in conjunction with other products outside its control.

B.

GDTI shall incur no liability under this warranty if:  (1) the allegedly defective media are not returned prepaid to GDTI within thirty (30) days of the discovery of the alleged defect and in accordance with GDTI's procedures; or (2) GDTI's tests disclose that the alleged defect is not due to defects in material or workmanship.

C.

GDTI's exclusive liability for any breach of the warranty set forth above shall be limited to either repair or replacement of the defective Products, at GDTI's option.

D.

GDTI MAKES NO EXPRESS OR IMPLIED WARRANTIES REGARDING THE QUALITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE BEYOND THE WARRANTY WHICH APPEARS ABOVE.  GDTI SHALL NOT BE RESPONSIBLE FOR CONSEQUENTIAL, INCIDENTAL, INDIRECT OR PUNITIVE DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR DAMAGES TO BUSINESS OR BUSINESS RELATIONS EVEN IF GDTI HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND

NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED OR EXCLUSIVE REMEDY OF ANY KIND.  UNDER NO CIRCUMSTANCES SHALL THE AGGREGATE LIABILITY OF GDTI TO DISTRIBUTOR OR ANY THIRD PARTY ARISING FROM OR RELATING TO THIS AGREEMENT EXCEED THE AGGREGATE AMOUNT PAID BY DISTRIBUTOR TO GDTI UNDER THIS AGREEMENT.  THE LIMITATIONS ON LIABILITY SET FORTH IN THIS AGREEMENT SHALL APPLY TO ALL CAUSES OF ACTION, INCLUDING, WITHOUT LIMITATION, BREACH OF CONTRACT, BREACH OF WARRANTY, STRICT LIABILITY, NEGLIGENCE, MISREPRESENTATION AND OTHER TORTS.  THE WARRANTY SET FORTH IN SECTION 14.A IS IN LIEU OF ALL OTHER WARRANTIES.

E.

THE WARRANTY SET FORTH IN SECTION 14.A IS INVALID IF DISTRIBUTOR LICENSES OR DISTRIBUTES THE PRODUCTS OUTSIDE THE AUTHORIZED AREA WITHOUT THE PRIOR WRITTEN CONSENT OF GDTI.

15.

DISCLAIMER OF EMPLOYMENT RELATIONSHIP

Neither GDTI’s nor Distributor's officers, employees or agents shall be deemed officers, employees or agents of the other and neither GDTI nor Distributor shall represent that its relationship with respect to the other party is other than as an independent contractor.  Nothing in this Agreement shall create in either party any right or authority to incur any obligations on behalf of, or to bind in any respect, the other party.

16.

NO ASSIGNMENT

Neither GDTI nor Distributor shall assign or transfer any rights or delegate any obligations under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that either party may assign its rights and delegate its obligations to an entity that (a) enters into a merger or consolidation with, or purchases all or substantially all the assets of, such party, and (b) is not a direct competitor of the other party.  Any purported assignment or delegation that does not conform with the provisions of this section shall be void and of no force or effect.

17.

TERMINATION

A.

GDTI shall have the right to terminate this Agreement on or after the date of any of the following events:

i)

Distributor breaches any of its representations and warranties or any other material term of this Agreement and fails to remedy such breach within fifteen (15) days of delivery to Distributor of notice of such breach; or

ii)

Distributor attempts to assign its rights or delegate its obligations under this Agreement to a third party without the prior written consent of GDTI; or

iii)

Distributor misses licensing and distribution forecasts or fails to pay any amount due and payable to GDTI within fifteen (15) days after delivery to Distributor of a notice of such failure to pay.

B.

EGC shall have the right to terminate this Agreement on or after the date of any of the following events:

i)   Products fail to meet minimum industry standards for performance.  PinPoint technology fails in independent testing to meet required levels of salability for use in the detection threat items.

           ii)  GDTI is denied patent protection by the U.S. Patent Office for its PinPoint technology.

C.

This Agreement shall immediately terminate if either party makes a general assignment for the benefit of its creditors, is not generally paying its debts as they become due, files a petition in bankruptcy (or if a bankruptcy proceeding against the party is commenced and not dismissed or otherwise terminated within sixty (60) days), is adjudicated bankrupt or insolvent, files a petition seeking any reorganization arrangement, liquidation or similar relief under any present or future statute, law or regulation or files an answer admitting to or fails to contest the material allegations of a petition filed against it in any such proceeding, or seeks, consents to or acquiesces in the appointment of any trustee, receiver, custodian or liquidator of any material part of its properties

18.

EFFECT OF TERMINATION

A.

In the event that this Agreement is terminated:

(i)

GDTI shall be obliged to fill only those orders received from Distributor and accepted by GDTI prior to the effective date of termination, provided that such orders correspond to Products which Distributor is under an obligation to license or deliver to customers as of the date of the notice of termination.  GDTI, before making any such shipments, may require Distributor to furnish satisfactory proof of Distributor's obligations to license or deliver such Products to customers as described above and may require payment of the applicable price in advance of shipment.

(ii)

Neither party shall, by reason of the termination of this Agreement, be liable to the other for compensation, reimbursement or damages on account of the loss of prospective profits on anticipated sales, or on account of expenditures, investments, leases or commitments entered into or made in connection with the business or goodwill of the other.

(iii)

All outstanding invoices shall become immediately due and payable.

B.

The provisions of clauses 4.2, 12, 14.D, 18 and 20, and any payment obligations of either party, shall survive any termination of this Agreement.

19.

FORCE MAJEURE

Neither GDTI nor Distributor shall be deemed to be in default of any provision of this Agreement for any failure in performance resulting from acts or events beyond its reasonable control, including acts of God, acts of civil or military authority, civil disturbance, strikes, fires or other catastrophes.

20.

MISCELLANEOUS

A.

Channel conflicts: Any channel conflict will be resolved on a case-by-case basis. The parties acknowledge and agree that GDTI may grant one or more licenses to third parties (“Integrators”) to integrate, bundle, incorporate or otherwise combine one or more Products with or into other software, hardware or systems (a “System”) and to license, sublicense or otherwise distribute such Systems to end users in any territory (including the Authorized Area, whether or not Distributor’s rights under this Agreement are exclusive or non-exclusive with respect to the Authorized Area or any part thereof).  The parties acknowledge and agree that neither the grant of any such license to an Integrator nor any such licensing, sublicensing or other distribution of Systems by an Integrator in the Authorized Area shall constitute a breach of this Agreement.

B.

Governing Law:  This Agreement shall be governed by the substantive law of the Commonwealth of Virginia, United States of America, without regard to any choice of law or conflict of law provisions that otherwise would require the application of the substantive law of any other jurisdiction.

C.

Reference account:  GDTI has the right to use the name of the Distributor or Distributor’s customers for reference and marketing purpose after acquiring written permission from Distributor and or customer, as applicable, except those where the U.S. government’s national security disclosure regulations would prevent such use.

D.

Merger:  All understandings and agreements made between the parties are merged into this Agreement, which fully and completely expresses the agreement of the parties with respect to the subject matter hereof.

E.

Amendments:  This Agreement shall not be amended or modified except in writing signed by the parties hereto.  No course of dealing or usage of trade by or between the parties shall be deemed to effect any such amendment or modification.

F.

Headings:  All headings and captions contained herein are for convenience and ease of reference only and are not to be considered in the construction or interpretation of any provision of this Agreement.

G.

Sections:  Numbered or lettered paragraphs, subparagraphs and schedules contained in this Agreement refer to sections, subsections and schedules of this Agreement.

H.

Notices:  Any notice or other communication required or permitted to be delivered by Distributor or GDTI shall be sent by certified or registered mail, return receipt requested, or by reputable overnight courier service, in each case with postage or charges prepaid, addressed as follows:

To Distributor:

EGC International Corp

3260 N.W. 23 Avenue. Suite 1400E

Pompano Beach, FL 33069

Telephone:

(954) 979-5510

Fax:

(954) 979-5515

Attn:  Jose M. Tost, Sr. Vice President Business Development

To GDTI:

Guardian Technologies International, Inc.

516 Herndon Parkway

Herndon, Virginia 20170

Tel: 703.481.4840

Fax: 703.464.8530

Attention of President

or to such other address as a party may notify the other party pursuant to this Section 20.H.  Any such notice or communication shall be deemed delivered three (3) business day after deposit in the mail or one (1) business day after deposit with such courier service.

I.

Export:  Distributor shall not export, re-export or transfer, whether directly or indirectly, any Product or any system containing any Product outside the United States of America without first complying with the applicable export laws of the United States of America and the import laws of the country in which the Product is to be used.  Distributor shall solely bear any expense for complying with the above applicable laws.

J.

Waivers:  Any consent by any party to, or waiver of, a breach by the other, whether express or implied, shall not constitute consent to, or a waiver of any other, different or subsequent breach.

K.

Counterparts:  This Agreement may be executed in counterparts, each of which will be deemed an original and both of which, taken together, shall constitute the same document.

L.

Language: The parties confirm having expressly requested that this document, the schedules and all documents and notices relating hereto be drafted in English.

M.

Calendar:   For the purpose of this Agreement the calendar to be used shall be the Gregorian Calendar

21.  DEFINITIONS

A.

“Agreement” means this Distribution Agreement and all schedules, exhibits and other attachments.

B.

 “Authorized Area” has the meaning set forth in Section 2.A.

C.

Each of “customer” and “end user” shall mean a person or entity that uses the Products.

D.

“Distributor” means EGC International, Inc., a Florida corporation.

E.

“Effective Date” has the meaning set forth in the first paragraph of this Agreement.

F.

“GDTI” means Guardian Technologies International, Inc., a Delaware corporation.

G.

“Integrators” has the meaning set forth in Section 20.A.

H.

“Intellectual Property Rights” has the meaning set forth in Section 12.A.

I.

“Licensor Confidential Information” has the meaning set forth in Section 4.2.

J.

“Products” has the meaning set forth in the preamble.

K.

“Support Services” has the meaning set forth in Section 4.1.P

L.

“Tier 3 Support Services” has the meaning set forth in Section 6.H.

IN WITNESS WHEREOF the parties hereto have executed this Agreement in 3 original documents as of the date first above written.

GUARDIAN TECHNOLOGIES                               EGC INTERNATIONAL CORP:

INTERNATIONAL, INC:

BY:

/s/ Robert A. Dishaw

BY:

/s/ Manuel De Leca

(Signature)

(Signature)

Robert A. Dishaw

Manuel De Leca

(Printed Name)

(Printed Name)

President

General Manager

(Title)

(Title)

SCHEDULE A

Manufacturers List Pricing

PRODUCTS AND PRICES

I.

Perpetual License:  A “Perpetual License” is a perpetual license granted to an end user pursuant to an end user license agreement.  Distributor shall pay GDTI the following amount(s) with respect to Products delivered to Distributor for licensing to an end user under a Perpetual License.

Product Description

Price per Scanning Device

A.

PinPoint 3i Engine -

$ 35,000

•

PinPoint Module Metal -

$   5,000

•

PinPoint Module Currency –

$   5,000

•

PinPoint Module  Explosive –

$ 10,000

Single Location- i.e. Hospital

B.

FlowPoint:

•

FlowPoint RIS Solution Basic* –

SCHEDULE F

•

FlowPoint PACS Solution Basic* –

SCHEDULE F

•

FlowPoint RIS/PACS Solution Basic* –

SCHEDULE F

•

DEVison Compression Software –

$  25,000

* Solution Quotations for Medical Practices/Clinics and Hospitals, number of exams, will be based on the following:

•

Number of exams per annum in 1,000s

•

People to be Trained

•

Number of Personal Computers

•

Number of Label Printers

•

Number of Laser Printers

•

Number of Bar Code Scanners

•

Number of Universal Licenses

•

Hourly Training Rate

•

Number of Reporting Stations

•

Number of Secretaries

•

Uplift on Hardware Costs

•

Number of Crystal Users

•

Server Factor on Base

FlowPoint Pricing Configuration Module Template will be included with Distributor Agreement.

Fees for Support Services shall be in addition to the foregoing fees.  Distributor shall charge each holder of a Perpetual License an annual fee for Support Services of not less than 20% of the then-applicable price for the number of Perpetual Licenses held by such license holder.

Rental License:  A “Rental License” is a license granted to an end user pursuant to an end user license agreement under which the end user pays a monthly license fee and the license expires at the end of a three-year license term.  Distributor shall pay GDTI the following amount(s) with respect to Products delivered to Distributor for licensing to an end user under a Rental License:

Product Description

Price for Single Scanning Device

Three Years

C.

PinPoint 3i Engine -

$  1,825/month

•

PinPoint Module Metal -

$     275/month

•

PinPoint Module Currency –

$     275/month

•

PinPoint Module  Explosive –

$     525/month

Price for Single Location

i.e. Hospital

Three Years

D.

FlowPoint:

•

FlowPoint RIS Solution Basic* –

SCHEDULE F

•

FlowPoint PACS Solution Basic* –

SCHEDULE F

•

FlowPoint RIS/PACS Solution Basic* –

SCHEDULE F

•

DEVison Compression Software –

$   1,325/month

* Solution Rental Quotations for Medical Practices/Clinics and Hospitals, number of medical examinations, will be based on the following:

•

Number of exams per annum in 1,000s

•

People to be Trained

•

Number of Personal Computers

•

Number of Label Printers

•

Number of Laser Printers

•

Number of Bar Code Scanners

•

Number of Universal Licenses

•

Hourly Training Rate

•

Number of Reporting Stations

•

Uplift on Hardware Costs

•

Number of Crystal Users

•

Server Factor on Base

FlowPoint Rental Pricing Configuration Module Template will be included with Distributor Agreement.

Distributor and each end user may agree to extend the term of the Rental License for successive additional periods of one (1) year each after the expiration of the initial three (3) year period.

Guardian has the right, upon notice to Distributor, to increase the prices set forth above for Rental Licenses no more than once in any calendar year by a percentage equal to the percentage change during the preceding twelve (12) month period in the Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average for All Items compiled by the U.S. Bureau of Labor Statistics (or a successor index thereto).

The Prices set forth above include the provision of Support Services during the term of the Rental License.  Distributor shall charge the end user no additional fee for Support Services during such term.

II.

Lease-to-Ownership (LTOW) License:  A “Lease to Ownership License” is a license granted to an end user pursuant to an end user license agreement under which the end user pays a monthly license fee and the license terminates at the end of a four-year period, except that the end user may elect to convert the Lease to Ownership License to a Perpetual License by the payment of an additional license fee of $1 upon the expiration of the four (4) year period.  Distributor shall pay GDTI the following amount(s) with respect to Products delivered to Distributor for licensing to an end user under a Lease to Ownership License:

Product Description

Price Per Scanning Device

Four Year Lease

A.

PinPoint 3i Engine -

$  1,460/month

•

PinPoint Module Metal -

$     210/month

•

PinPoint Module Currency –

$     210/month

•

PinPoint Module  Explosive –

$     420/month

Price for Single Location

-i.e. Hospital

Four Year Lease

B.

FlowPoint:

•

FlowPoint RIS Solution Basic* –

See SCHEDULE F

•

FlowPoint PACS Solution Basic* –

See SCHEDULE F

•

FlowPoint RIS/PACS Solution Basic* –

See SCHEDULE F

•

DEVison Compression Software –

$   1,050/month

* Solution Lease Quotations for Medical Practices/Clinics and Hospitals, number of medical examinations, will be based on the following:

•

Number of exams per annum in 1,000s

•

People to be Trained

•

Number of Personal Computers

•

Number of Label Printers

•

Number of Laser Printers

•

Number of Bar Code Scanners

•

Number of Universal Licenses

•

Hourly Training Rate

•

Number of Reporting Stations

•

Uplift on Hardware Costs

•

Number of Crystal Users

•

Server Factor on Base

FlowPoint Lease Pricing Configuration Module Template will be included with Distributor Agreement.

The Prices set forth above include the provision of Support Services during the four (4) year term of the Lease-to-Ownership License.  Distributor shall charge the end user no additional fee for Support Services during such four (4) year term.  After conversion of a Lease to Ownership License to a Perpetual License, Distributor shall charge end users the fee for Support Services for holders of Perpetual Licenses set forth under “Perpetual License” above.

Guardian has the right, upon notice to Distributor, to increase the prices set forth above for Lease to Ownership Licenses no more than once in any calendar year by a percentage equal to the percentage change during the preceding twelve (12) month period in the Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average for All Items compiled by the U.S. Bureau of Labor Statistics (or a successor index thereto).

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SCHEDULE B

AUTHORIZED AREA

*

Latin America and South America Exclusively

*

Spain, Portugal, and Southern France Non-Exclusive

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SCHEDULE C

MINIMUM ANNUAL PAYMENTS

Year	Minimum Payment
Year 1	$2,000,000
Year 2	$3,000,000
Each Subsequent Year	$5,000,000

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SCHEDULE D

Special Bids

It is understood that any bid outside this agreement must be approved by Guardian Technologies International, Inc. Any special bid requiring pricing that is outside the boundaries established in this agreement must be approved before any proposal submission to a customer

The rest of this page is left intentionally blank

SCHEDULE E

FORM OF GDTI END USER LICENSE AGREEMENT

THIS NEEDS TO BE COOPERATIVEY CONSTRUCTED WITH ECG AND GUARDIAN TO COVER EACH COUNTRY.

SCHEDULE F

WHOLESALE PRICING FOR FLOWPOINT

The license fee payable with respect to the licensing of FlowPoint for use at a single location will be determined according to a formula based on the factors set forth in Exhibit A and other factors.  The table below shows the approximate amounts payable with respect to the grant of a Perpetual License to use FLowPoint at a single location, based on the number of examinations per annum at such location.  The table below sets forth the approximate amount of such fee payable to Guardian with respect to such Perpetual License (under the heading “Guardian”) and the approximate amount of such fee payable to EGC with respect to such Perpetual License (under the heading “EGC”).  The table below is for illustrative purposes only; the actual license fee payable with respect to the licensing of FlowPoint for use at a particular location will be determined by Guardian upon request by EGC.

Number of Exams Per Annum	50,000	100,000	150,000	200,000	250,000	300,000	350,000	400,000	450,000	500,000	Over 500,000

Guardian
RIS Price	$ 100,000	$ 190,000	$ 255,000	$ 300,000	$ 300,000	$ 330,000	$ 350,000	$ 392,000	$ 432,000	$ 475,000	TBD
RIS Installation	$ 22,500	$ 22,500	$ 26,250	$ 26,250	$ 26,250	$ 30,000	$ 33,750	$ 33,750	$ 33,750	$ 33,750	TBD
RIS Extended Software Warranty	$ 14,160	$ 26,904	$ 36,108	$ 42,480	$ 42,480	$ 46,728	$ 49,560	$ 55,507	$ 61,171	$ 67,260	TBD
Total RIS (Less Training & Hardware)	$ 136,660	$ 239,404	$ 317,358	$ 368,730	$ 368,730	$ 406,728	$ 433,310	$ 481,257	$ 526,821	$ 576,010

PACS Price	$ 177,500	$ 355,000	$ 532,500	$ 710,000	$ 887,500	$ 1,065,000	$ 1,242,500	$ 1,420,000	$ 1,597,500	$ 1,775,000	TBD
PACS Installation	$ 22,500	$ 22,500	$ 22,500	$ 22,500	$ 26,250	$ 26,250	$ 26,250	$ 30,000	$ 30,000	$ 30,000	TBD
PACS Extended Software Warranty	$ 21,300	$ 42,600	$ 63,900	$ 85,200	$ 106,500	$ 127,800	$ 149,100	$ 170,400	$ 191,700	$ 213,000	TBD
Total PACS(Less Training & Hardware)	$ 221,300	$ 420,100	$ 618,900	$ 817,700	$ 1,020,250	$ 1,219,050	$ 1,417,850	$ 1,620,400	$ 1,819,200	$ 2,018,000

Customized Engineering Fees/Day	$ 1,100
3rd Level Escalations Per Hour	$ 300

1

2

EGC
RIS Hardware Price	$ 18,000	$ 34,200	$ 45,900	$ 54,000	$ 54,000	$ 59,400	$ 63,000	$ 70,560	$ 77,760	$ 85,500	TBD
RIS Extended Warranty Per year	$ 1,440	$ 2,736	$ 3,672	$ 4,320	$ 4,320	$ 4,752	$ 5,040	$ 5,645	$ 6,221	$ 6,840	TBD
Training Minimum	$ 4,250	$ 4,250	$ 4,250	$ 4,250	$ 4,250	$ 4,250	$ 4,250	$ 4,250	$ 4,250	$ 4,250	TBD
Total	$ 23,690	$ 41,186	$ 53,822	$ 62,570	$ 62,570	$ 68,402	$ 72,290	$ 80,455	$ 88,231	$ 96,590
% of RIS	17%	17%	17%	17%	17%	17%	17%	17%	17%	17%

PACS Hardware Price	$ 53,250	$ 106,500	$ 159,750	$ 213,000	$ 266,250	$ 319,500	$ 372,750	$ 426,000	$ 479,250	$ 532,500	TBD
PACS Extended Warranty Per year	$ 4,260	$ 8,520	$ 12,780	$ 17,040	$ 21,300	$ 25,560	$ 29,820	$ 34,080	$ 38,340	$ 42,600	TBD
Training Minimum	$ 4,250	$ 4,250	$ 4,250	$ 4,250	$ 4,250	$ 4,250	$ 4,250	$ 4,250	$ 4,250	$ 4,250	TBD
Total	$ 61,760	$ 119,270	$ 176,780	$ 234,290	$ 291,800	$ 349,310	$ 406,820	$ 464,330	$ 521,840	$ 579,350
% of PACS	28%	28%	29%	29%	29%	29%	29%	29%	29%	29%

Cumulative RIS & PACS	$ 85,450	$ 160,456	$ 230,602	$ 296,860	$ 354,370	$ 417,712	$ 479,110	$ 544,785	$ 610,071	$ 675,940
%	24%	24%	25%	25%	26%	26%	26%	26%	26%	26%

Number of Individuals to be Trained	10	30	50	100	150	200	250	Over 250
Training 5 days for 10 Individuals	$ 4,250	$ 12,750	$ 21,250	$ 42,500	$ 63,750	$ 85,000	$ 106,250	TBA

Professional Services:
LAN
WAN

1

2